                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 AMENDMENT NO. 1
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                NOVEMBER 8, 2001
                                 Date of Report
                        (Date of earliest event reported)


                               PET QUARTERS, INC.
             (Exact name of registrant as specified in its charter)

        ARKANSAS                           0-28469                      62-1698524
(State of other jurisdiction       (Commission File Number)            (IRS Employer
    of incorporation)                                                Identification No.)


                               221 WEST 2ND STREET
                                    SUITE 637
                           LITTLE ROCK, ARKANSAS 72201
          (Address, including Zip Code, of principal executive offices)

                                 (501) 707-0360
              (Registrant's telephone number, including area code)


Item 1. Changes in Control of Registrant.

         Not Applicable.

Item 2. Acquisition or Disposition of Assets.

         Not Applicable.

Item 3. Bankruptcy or Receivership.

         Not Applicable.

Item 4. Changes in Registrant's Certifying Accountant.


         On November 8, 2001, we dismissed our principal independent accounting firm, Ernst & Young, LLP, and hired Kronick Kalada Berdy & Co., P.C. The

'reports of Ernst & Young LLP on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion and were not qualified as to audit scope or accounting principles. The reports of Ernst & Young LLP for the last two fiscal years were modified as to the uncertainty of whether the Company would continue as a "going concern." In connection with the audits of the Company's financial statements for each of the two fiscal years ended June 30, 2001, and in the subsequent interim period, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, which if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the matter in their report. The Company has requested Ernst & Young LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated December 4, 2001, is filed as Exhibit 1 to this Form 8-K.

        On November 8, 2001, the Board of Directors approved the dismissal of Ernst & Young LLP as the principal independent accountants and the hiring of Kronick Kalada Berdy & Co. in that capacity. The Board of Directors earlier recommended that management perform a search for a suitable accounting firm. Kronick Kalada Berdy & Co.'s history with Humboldt Industries and its proximity to our Pennsylvania facility were factors in the decision to retain their services. During the Company's two most recent fiscal years, and the subsequent interim period prior to engaging Kronick Kalada Berdy & Co., the Company has not consulted Kronick Kalada Berdy & Co. regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; and no written report was provided to the Company and no oral advice was provided that Kronick Kalada Berdy & Co. concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K). Kronick Kalada Berdy & Co. has reviewed the disclosure contained herein and agrees with the same.

Item 5. Other Events.

        Not Applicable.

Item 6. Resignations of Registrant's Directors.

        Not Applicable.

Item 7. Financial Statements and Exhibits.

        Exhibits:

        No. 16 Letter dated December 4, 2001, from Ernst & Young LLP addressed to the Securities and Exchange Commission regarding change in certifying accountants.

Item 8. Change in Fiscal Year.

        Not Applicable.

Item 9. Regulation FD Disclosure.

        Not Applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereto duly authorized.


                                                      PET QUARTERS, INC.

                                                      By:  /s/ Steven Dempsey
                                                          --------------------
                                                          Steven Dempsey
                                                          Chairman and Chief
                                                          Executive Officer

DATE: December 4, 2001

                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                              DESCRIPTION
-------                             -----------
No. 16            Letter dated December 4, 2001, from Ernst & Young LLP
                  addressed to the Securities and Exchange Commission regarding change in certifying accountants.
